UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4520 Main Street, Suite 1425 Kansas City, MO	64111
(Address of principal executive offices)	(Zip code)

Matrix 360 Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-934-5550

Date of fiscal year end: 06/30/2015

Date of reporting period: 06/30/2015

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the IMS Family of Funds, series of the 360 Funds (the “registrant”) for the year ended June 30, 2015 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

IMS Capital Value Fund IMS Strategic Income Fund IMS Dividend Growth Fund

Annual Report

June 30, 2015

Fund Advisor:

IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, OR 97086
Toll Free (800) 934-5550

IMS CAPITAL VALUE FUND
MANAGEMENT’S DISCUSSION AND ANALYSIS
Annual Report
June 30, 2015

Dear Fellow Shareholders,

The IMS Capital Value Fund returned +8.07% while its benchmark, the S&P 500 Index returned +1.23% over the six-month period ended June 30, 2015. For the twelve-month period, ended June 30, 2015, the Fund returned +9.76% compared to the benchmark return of +7.42%. Stocks in general produced fairly flat results for the first half of 2015, however the economy continues to slowly expand. If the trend continues, the economic expansion will soon reach seven years. The rally in stocks began in March of 2009 and is now the third longest in U.S. history, behind only the 1987 (13 year) and 1949 (7 year) rallies.

Our focus on finding undervalued companies that are well-positioned to benefit from one or more of our investment themes, worked well over both time periods. We seek to identify undervalued companies that are poised to benefit from various trends in society. The Fund’s 49 holdings were diversified across all of the market’s major sectors with the exception of utilities. Three of our larger sector weightings in the Fund include consumer discretionary 23.1%, healthcare 18.8% and financials 13.2%. The three lowest sector weightings were telecommunications 2.6%, industrials 3.5% and utilities 0%. We deliberately avoided the utility sector as most of the companies appeared overvalued after last year’s run up, and unattractive, given the fact that interest rates are poised to rise at some point in the near future. The Fed has kept its benchmark federal funds rate pinned near zero since December 2008 to bolster the U.S. economy. A number of Fed policy makers have signaled the first rate increase may come as early as the upcoming September or December meeting.

Over half of the Fund is invested in large cap companies, while 24% is invested in mid cap companies with just 8% in small cap companies. Our sector bets tended to pay off as the highest weighted sectors had some of the best returns and the lowest weighted sectors had some of the lowest returns during the year.

During the past year, major contributors to the Fund were mainly healthcare stocks: InVivo Therapeutics was up +288.22% for the year. This biomaterials company has an innovative, and so far, promising treatment for paralyzing spinal cord injuries. The company is conducting a five-patient pilot study which has shown positive results in the first three patients who have had the Neuro-Spinal Scaffold surgically implanted to aid the body in healing the injury. Following successful completion of the pilot study, InVivo expects to obtain FDA approval to commence commercialization of its product. The second best performer was Opko Health, +81.90%. This biopharmaceutical and diagnostic company has many potential successes under its belt, including its blood tests for advanced prostate cancer. If the company can convince doctors to prescribe it and insurers to pay for it, it could end up being a standard test that will be used prior to subjecting patients to a biopsy. In 2009, the company acquired the rights from Schering-Plough to the nausea and vomiting drug which has a pending FDA decision in September and it has a new treatment for vitamin D deficiency which could be available to patients as early as next year. The third best performer was Edwards Lifesciences Corp. up +65.92%. The company spun off from Baxter in 2000 and is engaged in designing, manufacturing and marketing a range of medical devices and equipment for advanced stages of heart disease. The company grew EPS by +11.8% last year and is expected to grow +24.5% this year. Long term growth is an impressive +15.4%. It has achieved this by maintaining dominance in the high margin surgical heart valves and pioneered new minimally invasive heart valve therapy.

Companies that detracted from the Fund’s performance over the last year included Sprint, the third largest wireless carrier in the U.S., which was down -46.54% due to weak financial performance. The firm’s wireless spectrum position is the strongest in the industry and Softbank’s backing should enable Sprint to greatly enhance its competitive position and create value for shareholders over time. The second worst performer was Houston-based oil exploration and production company, Apache Corporation, down -41.73% due to declining oil prices. The company has been restructuring and unloading several of its international assets to reduce debt and focus on shale drilling in the U.S. The company has reduced its net debt load from $12 billion to $6.7 billion. As a result, several research firms have upgraded their ratings on the company. Finally, Texas-based pawn shop operator EZCorp, Inc. dropped -35.67% due to an earnings restatement at one of its divisions and the announcement that it is exiting the payday, auto title, and installment lending business to focus on its more profitable pawn shop business. The strategy is expected to produce annual expense savings of around $34 million after three years. The company expects to start seeing the savings begin in the fourth quarter of 2015.

The U.S. stock market is in the seventh year of one of the most sustained expansions in U.S. history. We still feel, however, that the expansion can continue for several more years. Regardless, it is our belief that our focus on finding the right undervalued companies should continue to benefit our shareholders. Going forward, we continue to focus on undervalued stocks that we believe have the potential to grow earnings, are down in price, are seasoned and are poised to benefit from one or more of our investment themes. For instance, we have been investing in companies that should benefit from baby boomer spending habits, an eventual rise in interest rates, an eventual rise in oil prices, the pending housing shortage and the trend towards healthy eating. We thank you for continuing to invest alongside us in the IMS Capital Value Fund as we focus on building wealth wisely.

Sincerely,

Carl W. Marker
Portfolio Manager
IMS Capital Value Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns (for periods ended June 30, 2015)
	One Year	Five Year	Ten Year
IMS Capital Value Fund*	9.76%	12.79%	5.20%
S&P 500® Index**	7.42%	17.33%	7.89%

Total annual operating expenses as disclosed in the Fund’s current prospectus dated October 31, 2014, were 2.05% of average daily net assets (1.95% after fee waivers/expense reimbursements by the Advisor). The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses such as acquired fund fees and expenses; and 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.95% of the Fund’s average daily net assets through October 31, 2015, subject to the Advisor’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap. This expense cap may not be terminated prior to October 31, 2015 except by the Board of Trustees of 360 Funds.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**
The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for S&P 500 Index.

Comparison of the Growth of a $10,000 Investment in the IMS Capital Value Fund and
the S&P 500® Index for the 10 Years Ended June 30, 2015 (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2005 and held through June 30,2015. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS STRATEGIC INCOME FUND
MANAGEMENT’S DISCUSSION AND ANALYSIS
Annual Report
June 30, 2015

Dear Fellow Shareholders,

The U.S. economy continues to struggle with slow growth and higher than average unemployment. The Fed has continued to keep short-term interest rates exceptionally low, which has helped sustain the current economic expansion that is now in its 7th year. The exact date of a Federal Reserve tightening is less important than the fact that more Americans are working, and therefore spending is improving. Housing and auto sales are showing signs of strength, as consumers are benefitting from lower borrowing costs. We believe that when rates do begin to rise, the rate of change will be slower than most people fear. The Financial sector stands to benefit most from rising rates. Examples include banks, insurance companies, payroll processors and firms that provide money market funds. Lower prices at the pump have helped the consumer; however, the sudden and historically large drop in energy prices has had a negative impact on the IMS Strategic Income Fund.

In this environment, the IMS Strategic Income Fund returned -4.37% over the first six months of 2015, and -16.13% over the twelve-month period ending June 30, 2015. The Barclay’s Aggregate Bond Index, the Fund’s benchmark, returned -0.10% and 1.86% over the same periods, respectively. The index is comprised of 100% domestic, investment grade bonds while the Fund holds just 26% in these securities. In many ways, the index looks very different from the Fund. By contrast, the index has little or no exposure to stocks, high yield bonds or international bonds. For example, as of June 30, 2015, the Fund had 37% in stocks, 29% in high yield bonds and 6% in international high yield bonds. Looking back over the past year, our biggest mistake was being incorrect about the direction of energy and commodity prices, as both dropped sharply. The v-shaped bottom, production cuts and rebound in price we expected to occur has not yet materialized. Our energy-related holdings had a material negative impact on the Fund’s performance during the period. While we feel the current low prices are unsustainable, it is impossible to know how long they will persist.

The IMS Strategic Income Fund is as the name suggests, “strategic” in that we take positions in areas where we see the most opportunity. Right now we see opportunity in several areas, however, we have the greatest conviction in the opportunity for higher interest rates and higher energy prices. We are confident that eventually higher levels will materialize in both areas and we have invested accordingly. What we don’t know is how long it may take for these higher levels to materialize. Longer-term interest rates have started to climb in anticipation of the Federal Reserve starting to raise short-term rates. However, energy and commodity prices have recently hit fresh lows, so as usual, the timing of any rebound is difficult to predict.

We have very little exposure to emerging markets, traditional investment grade bonds or treasuries as we believe there is significant risk in the emerging markets and that the 30-year bull market in bonds is ending which means that traditional investment grade bonds and treasuries should have dim prospects going forward. Providing a regular monthly dividend remains a top priority. The IMS Strategic Income Fund has paid a dividend every month, without interruption for over 12 years now. We continue to look for the best combination of current income, moderate volatility, and appreciation potential with a willingness to take strategic positions where we see opportunity. We thank you for investing alongside us in the IMS Strategic Income Fund as we focus on building wealth wisely.

Sincerely,

Carl W. Marker
Portfolio Manager
IMS Strategic Income Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns
	(for periods ended June 30, 2015)
	One Year	Five Year	Ten Year
IMS Strategic Income Fund*	(16.13)%	2.20%	0.96%
Barclays Capital Aggregate Bond Index**	1.86%	3.35%	4.44%

Total annual operating expenses disclosed in the Fund’s current prospectus dated October 31, 2014, were 2.12% of average daily net assets (1.95% after fee waivers/expense reimbursements by the Advisor).  The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses such as acquired fund fees and expenses; and 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.95% of the Fund’s average daily net assets through October 31, 2015, subject to the Advisor’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap. This expense cap may not be terminated prior to October 31, 2015 except by the Board of Trustees of 360 Funds.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**
The Barclays Capital Aggregate Bond Index is a widely-used indicator of the bond market. The index is market capitalization-weighted and is made up of U.S. bonds that are primarily investment grade, which has a greater number of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for the Barclays Capital Aggregate Bond Index.

Comparison of the Growth of a $10,000 Investment in the IMS Strategic Income Fund and the
Barclays Captial Aggregate Bond Index for the 10 Years Ended June 30, 2015 (Unaudited)

IMS Strategic Income Fund $11,006
Barclays Capital Aggregate Bond Index $15,439
$18,000
$14,000
$10,000
$6,000
Jun-05
Jun-06
Jun-07
Jun-08
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15

The chart above assumes an initial investment of $10,000 made on June 30, 2005 and held through June 30,2015. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS DIVIDEND GROWTH FUND
MANAGEMENT’S DISCUSSION AND ANALYSIS
Annual Report
June 30, 2015

Dear Fellow Shareholders,

The U.S. economy continued its modest improvement adding speculation that the Federal Open Market Committee (FOMC) will raise interest rates sooner rather than later.  The U.S. and global economy continues to cope with debt issues in Greece, the severe correction in Chinese equities, volatile energy markets and the impact of a strong U.S. Dollar.  The U.S. stock market and economy continue to outperform most other mature economies on a variety of metrics.  For example, during the one-year period ending June 30, 2015, the S&P 500 index, the Fund’s benchmark, which is made up primarily of large-cap U.S. stocks, rose +7.42%, while the MSCI EAFE International index declined -4.6%.

Over the one-year period ended June 30, 2015, the IMS Dividend Growth Fund returned +5.48%.  The Fund’s return was lower than the index for the one-year period for several reasons.  First, dividend-paying stocks were out of favor.  While the S&P 500 returned +7.42% for the trailing twelve months ending June 30, 2015, the S&P Dividend Aristocrat Index returned +4.43% and the Dow Jones US Select Dividend Index returned an even lower +0.79%.   Both S&P Dividend Aristocrat and the Dow Jones US Select Dividend Index are popular benchmarks for U.S. dividend paying stocks.  Second, our energy and energy-related service stocks materially underperformed the broader markets.  For the period, SM Energy was down -20%, Chevron (CVX) was down -16% and oil and gas driller Helmerich & Payne was down -14.4%.  Lastly, the Fund’s positive performance was masked by our diversification in terms of market cap and international exposure.  Over 30% of the Fund’s assets are mid and small-cap stocks and the Fund has about 15% in international stocks.   The primary purpose of the Fund is capital appreciation and dividend income from companies that provide growing dividends.  The Fund is truly all-cap and global in nature, which historically has provided for strong long-term performance.

Our top three sector weightings as of June 30, 2015 were financials, industrials and consumer discretionary at 20%, 13.9% and 13.3%, respectively.  Both financial and industrials are cyclical and tend to perform well as the US and global economy improves and conversely, if the economy slows, these sectors historically underperform. The consumer discretionary sector tends to be less sensitive to changes in the overall economy.

The Fund’s best performers over the past year included Apple Incorporated, the technology device maker, which returned +93%.   Apple continues to deliver strong new products and reward shareholders with both dividend increases and share repurchases.   Sturm, Ruger & Company, the firearms manufacturer, returned +58%.  This firearms manufacturer has made an impressive turnaround after falling from $80 in January 2014 to a low of around $30 in December of 2014.  The Fund started purchasing shares in late December around $36 per share.  Altria Group, a domestic tobacco company, returned +31.5% due to improved cost management and strong brand loyalty.

The Fund’s worst performers included Veritiv Corporation, which has been public only 13 months.  The company, which handles business-to-business printing, packaging and logistics, has seen its long-term earnings power masked by restructuring costs and weak revenue in the first quarter.  During our holding period, we showed a loss of -25.9%.  SM Energy Company is an independent natural gas company.  The volatility in the energy markets and natural gas supply glut pushed shares down -20.3% since we started investing.   Copa Holding SA, is an airline passenger and cargo service company in Latin America.  Copa has industry leading on-time and flight completion stats, but passenger and freight traffic has declined resulting in a -17.7% decline since our purchase.

Historically over full market cycles dividends have contributed a meaningful portion of the stock market’s total returns.  While dividend-paying stocks have categorically been out of favor over the last twelve months, we continue to think dividend payers will serve investors well.

We believe that the companies in the Fund have unique operating franchises, strong financial positioning and opportunities for long-term future growth.   We believe these characteristics increase the likelihood that the companies in our Fund will continue to pay and increase dividends over time.  We thank you for investing alongside us in the IMS Dividend Growth Fund as we continue to focus on building wealth wisely.

Sincerely,

Carl W. Marker & Christopher L. Magana
Co-Portfolio Managers
IMS Dividend Growth Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns
	(for periods ended June 30, 2015)
	One Year	Five Year	Ten Year
IMS Dividend Growth Fund*	5.48%	12.71%	4.56%
S&P 500® Index**	7.42%	17.33%	7.89%

Total annual operating expenses as disclosed in the Fund’s current prospectus dated October 31, 2014, were 2.50% of average daily net assets (1.96% after fee waivers/expense reimbursements by the Advisor). The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses such as acquired fund fees and expenses; and 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.95% of the Fund’s average daily net assets through October 31, 2015, subject to the Advisor’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap. This expense cap may not be terminated prior to October 31, 2015 except by the Board of Trustees of 360 Funds.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**
The S&P 500® Index is a widely recognized unmanaged index of equity prices and has a greater number of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for the S&P 500 Index.

Comparison of the Growth of a $10,000 Investment in the IMS Dividend Growth
and the S&P 500® Index for the 10 years Ended June 30, 2015 (Unaudited)

$22,000
$18,000
$14,000
$10,000
$6,000
IMS Dividend Growth Fund $15,623
S&P 500 Index $21,380
Jun-05
Jun-06
Jun-07
Jun-08
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15

The chart above assumes an initial investment of $10,000 made on June 30, 2005 and held through June 30, 2015. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

FUND HOLDINGS – (Unaudited)

IMS Capital Value Fund Holdings as of June 30, 20151

Common Stock of Companies with Market Cap > $11 Billion
Common Stock of Companies with Market Cap $2 Billion to $11 Billion
Common Stock of Companies with Market Cap less than $2 Billion
Money Market Securities
Liabilities in Excess of Other Assets, net
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
52.94%
23.47%
15.13%
10.55%
-2.09%

[1]	As a percent of net assets.

The investment objective of the IMS Capital Value Fund is long-term growth from capital appreciation and, secondarily, income from dividends and interest. The Capital Value Fund invests primarily in the common stocks of mid-cap and large-cap U.S. companies, with mid-cap companies generally having a total market capitalization of $2 billion to $11 billion and large-cap U.S. companies generally having a total market capitalization greater than $11 billion.

IMS Strategic Income Fund Holdings as of December 31, 20141

[1]	As a percent of net assets.

The investment objective of the IMS Strategic Income Fund is current income, and a secondary objective of capital appreciation. In pursuing its investment objectives, the Strategic Income Fund generally invests in corporate bonds, government bonds, dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts and real estate investment trusts), money market instruments and cash equivalents. The Strategic Income Fund may also invest in structured products, such as reverse convertible notes, a type of structured note, and in 144A securities that are purchased in private placements and thus are subject to restrictions on resale (either as a matter of contract or under federal securities laws), but only where the Adviser has determined that a liquid trading market exists. Under normal circumstances, the Strategic Income Fund will invest at least 80% of its assets in dividend paying or other income producing securities.

FUND HOLDINGS – (Unaudited) (continued)

IMS Dividend Growth Fund Holdings as of December 31, 20141

Equity Securities
Money Market Securities
Liabilities in Excess of Other Assets, net
110.00%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
96.77%
3.34%
-0.11%

[1]	As a percent of net assets.

The investment objective of the IMS Dividend Growth Fund is long-term growth from capital appreciation and dividends. The Dividend Growth Fund invests primarily in a diversified portfolio of dividend–paying common stocks. The Dividend Growth Fund’s advisor, IMS Capital Management, Inc., employs a combination of fundamental, technical and macro market research to identify companies that the Adviser believes have the ability to maintain or increase their dividend payments, because of their significant cash flow production.

Availability of Portfolio Schedules – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 through June 30, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

IMS Funds	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period* January 1, 2015 – June 30, 2015
Capital Value Fund Actual (+8.07%) Hypothetical**	$ 1,000.00 $ 1,000.00	$ 1,080.70 $ 1,016.10	$ 9.08 $ 8.80
Strategic Income Fund Actual (-4.37)% Hypothetical**	$ 1,000.00 $ 1,000.00	$ 956.30 $ 1,015.10	$ 9.51 $ 9.79
Dividend Growth Fund Actual (-1.06%) Hypothetical**	$ 1,000.00 $ 1,000.00	$ 989.40 $ 1,015.10	$ 9.67 $ 9.79

*
Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Dividend Growth Fund were 1.76%, 1.96%, and 1.96%, respectively.

**	Assumes a 5% annual return before expenses.

IMS CAPITAL VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2015

COMMON STOCK - 91.54%	Shares	Fair Value

Consumer Discretionary - 23.09%
Amazon.com, Inc. (a)	1,920	$833,452
AutoZone, Inc. (a)	1,400	933,660
Dollar Tree, Inc. (a)	13,500	1,066,365
Domino's Pizza, Inc.	9,600	1,088,640
DR Horton, Inc.	34,300	938,448
Home Depot, Inc.	7,000	777,910
Noodles & Co. (a)	47,400	692,040
PetMed Express, Inc.	46,600	804,782
Service Corp. International	22,300	656,289
Starbucks Corp.	13,200	707,718
Yum! Brands, Inc.	10,000	900,800
		9,400,104
Consumer Staples - 4.49%
Dr Pepper Snapple Group, Inc.	10,900	794,610
Whole Foods Market, Inc.	26,200	1,033,328
		1,827,938
Energy - 12.85%
Apache Corp.	15,600	899,028
ConocoPhillips	12,200	749,202
EOG Resources, Inc.	8,200	717,910
National Oilwell Varco, Inc.	15,700	757,996
Noble Energy, Inc.	13,000	554,840
Occidental Petroleum Corp.	10,200	793,254
Schlumberger Ltd.	8,800	758,472
		5,230,702
Financials - 13.16%
American Express Co.	10,800	839,376
Ezcorp, Inc. - Class A (a)	159,800	1,187,314
Federated Investors, Inc. - Class B	24,000	803,760
First Niagara Financial Group, Inc.	91,200	860,928
Lincoln National Corp.	14,200	840,924
Umpqua Holdings Corp.	46,000	827,540
		5,359,842
Health Care - 18.75%
Edwards Lifesciences Corp. (a)	4,400	626,692
IDEXX Laboratories, Inc. (a)	9,400	602,916
InVivo Therapeutics Holdings Corp. (a)	134,333	2,169,478
OPKO Health, Inc. (a)	24,500	393,960
Patterson Cos., Inc.	19,600	953,540
Sarepta Therapeutics, Inc. (a)	12,900	392,547
Tenet Healthcare Corp. (a)	16,000	926,080
Zimmer Biomet Holdings, Inc.	6,100	666,303
Zoetis, Inc.	18,700	901,714
		7,633,230

IMS CAPITAL VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2015

COMMON STOCK - 91.54% (continued)	Shares	Fair Value

Industrials - 3.47%
Stanley Black & Decker, Inc.	8,000	841,920
Union Pacific Corp.	6,000	572,220
		1,414,140
Information Technology - 13.17%
Cirrus Logic, Inc. (a)	16,100	547,883
eBay, Inc. (a)	7,700	463,848
Google, Inc. - Class C (a)	1,400	728,714
Jabil Circuit, Inc.	26,200	557,798
Paychex, Inc.	16,200	759,456
Rovi Corp. (a)	23,000	366,850
Symantec Corp.	18,600	432,450
Take-Two Interactive Software, Inc. (a)	14,600	402,522
Teradata Corp. (a)	14,700	543,900
Yahoo!, Inc. (a)	14,200	557,918
		5,361,339
Telecommunication Services - 2.56%
Sprint Corp. (a)	92,200	420,432
Verizon Communications, Inc.	13,400	624,574
		1,045,006

TOTAL COMMON STOCK (Cost $31,282,434)		37,272,301

MONEY MARKET SECURITIES - 10.55%
Federated Prime Obligations Fund - Institutional Shares, 0.07% (b)	4,295,981	4,295,981

TOTAL MONEY MARKET SECURITIES (Cost $4,295,981)		4,295,981

TOTAL INVESTMENTS (Cost $35,578,415) - 102.09%		$41,568,282
LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (2.09%)		(852,603)
NET ASSETS - 100.00%		$40,715,679

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the yield at June 30, 2015, is subject to change and resets daily.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2015

COMMON STOCK - 36.87%	Shares	Fair Value

Consumer Discretionary - 4.79%
Rent-A-Center, Inc.	11,200	$317,520
Staples, Inc.	21,000	321,510
Yum! Brands, Inc.	4,000	360,320
		999,350
Consumer Staples - 4.81%
B&G Foods, Inc.	11,300	322,389
General Mills, Inc.	6,600	367,752
Sysco Corp.	8,700	314,070
		1,004,211
Energy - 3.28%
LinnCo, LLC.	72,400	684,180

Financials - 13.09%
Bank of Nova Scotia	6,000	309,780
Chubb Corp.	3,600	342,504
Franklin Resources, Inc.	6,800	333,404
JPMorgan Chase & Co.	10,000	677,600
Toronto-Dominion Bank	8,500	361,335
Umpqua Holdings Corp.	20,000	359,800
US Bancorp	8,000	347,200
		2,731,623
Health Care - 1.76%
Bristol-Myers Squibb Co.	5,500	365,970

Industrials - 3.17%
Raytheon Co.	3,400	325,312
Republic Services, Inc.	8,600	336,862
		662,174
Information Technology - 1.47%
Cisco Systems, Inc.	11,200	307,552

Materials - 3.12%
Dow Chemical Co.	6,600	337,722
Nucor Corp.	7,100	312,897
		650,619
Telecommunication Services - 1.38%
Windstream Holdings, Inc.	45,000	287,100

TOTAL COMMON STOCK (Cost $8,126,232)		7,692,779

IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2015

CORPORATE BONDS - 28.75%	Principal Amount	Fair Value

Bridgemill Finance LLC, 8.000%, 07/15/2017 (b) (d)	$929,400	$924,753
Clayton Williams Energy, Inc., 7.750%, 04/01/2019	500,000	475,000
Community Choice Financial, Inc., 10.750%, 05/01/2019	1,000,000	511,250
GrafTech International Ltd., 6.375%, 11/15/2020	650,000	591,500
JC Penney Corp., Inc., 7.950%, 04/01/2017	398,000	415,910
Linn Energy LLC/Linn Energy Finance Corp. , 6.250%, 11/01/2019	900,000	704,250
Performance Drilling Co. LLC, 6.000%, 09/30/2022 (b) (f)	1,420,804	951,939
Plaza of Orlando Condominium Finance Co. LLC, 5.500%, 05/15/2031 (b) (d) (f)	361,000	299,630
Sabine Oil & Gas Corp., 7.250%, 06/15/2019 (g) (i)	1,375,000	302,500
Sanchez Energy Corp., 7.750%, 06/15/2021	500,000	497,500
Thornton Drilling Co., 5.000%, 06/15/2018 (b) (e) (f) (g)	477,977	325,024

TOTAL CORPORATE BONDS (Cost $8,083,326)		5,999,256

FOREIGN BONDS DENOMINATED IN US DOLLARS - 5.79%
Cash Store Financial Services, Inc., 11.500%, 01/31/2017 (d) (e) (f) (g)	1,289,000	197,359
Newland International Properties Corp., 9.500%, 07/03/2017 (d) (i)	632,850	264,215
Newland International Properties Corp., 9.500%, 07/03/2017 (h) (i)	385,990	161,151
Oceanografia SA de CV, 11.250%, 07/15/2015 (e) (g) (h)	1,150,000	23,000
Panama Canal Railway Co., 7.000%, 11/01/2026 (h)	567,700	562,023

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $3,646,348)		1,207,748

IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2015

STRUCTURED NOTES - 25.42%	Principal	Fair Value

Bank of Nova Scotia Callable Steepener Note Series A, 5.360%, 07/29/2033 (c)	1,100,000	1,012,000
Barclays Bank PLC Callable Leveraged Steepener Note, 10.000%, 07/31/2034 (c)	750,000	633,750
Citigroup, Inc. Callable Barrier Range Accrual Index Linked Note, 8.000%, 01/30/2023 (c)	448,000	436,531
JP Morgan Chase & Co. Callable Range Accrual Rate Linked Note, 10.000%, 05/06/2030 (c)	500,000	480,000
Morgan Stanley Senior Floating Rate Conversion CMS and Index Linked Note, 7.485%, 03/25/2031 (c)	600,000	584,250
Morgan Stanley Fixed to Floating Rate Leveraged CMS and Index Linked Note, 8.890%, 08/30/2028 (c)	350,000	316,750
Morgan Stanley Senior Fixed/Floating Rate CMS and Index Linked Note, 9.000%, 06/30/2031 (c)	900,000	905,625
Natixis US Medium-Term Note Program LLC Callable Fixed-to Floating Capped Range Accrual Note, 8.000%, 10/31/2034 (c)	500,000	425,000
SG Structured Products, Inc. Callable Fixed to Variable Barrier Range Dual Index Linked Note, 10.750%, 11/27/2028 (c)	600,000	510,000

TOTAL STRUCTURED NOTES (Cost $5,633,043)		5,303,906

MONEY MARKET SECURITIES - 1.50%	Shares
Federated Prime Obligations Fund - Institutional Shares, 0.07% (a)	313,101	313,101

TOTAL MONEY MARKET SECURITIES (Cost $313,101)		313,101

TOTAL INVESTMENTS (Cost $25,802,050) - 98.33%		$20,516,790
OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 1.67%		347,917
NET ASSETS - 100.00%		$20,864,707

Percentages are stated as a percent of net assets.

(a)	Variable rate security. Rate shown represents the yield at June 30, 2015 and resets daily.
(b)	This security is currently valued by the Advisor using fair valuation procedures approved by the Board of Trustees under the oversight of the Fair Valuation Committee.
(c)	Variable rate security. Rate shown represents the rate in effect at June 30, 2015.
(d)	Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional investors.
(e)	Non-income producing security.
(f)	Security is illiquid at June 30, 2015, at which time the aggregate value of illiquid securities is $1,773,952 or 8.50% of net assets.
(g)	Issue is in default.
(h)	Security exempted from registration under Regulation S of the Securities Act of 1933.
(i)	Partial interest payments made during the period ended June 30, 2015.

 See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2015

COMMON STOCK - 96.77%	Shares	Fair Value

Consumer Discretionary - 13.25%
General Motors Co.	9,950	$331,634
McDonald's Corp.	1,900	180,633
PetMed Express, Inc.	17,700	305,679
Sturm Ruger & Co., Inc.	5,000	287,250
Twenty-First Century Fox, Inc. - Class B	8,000	257,760
		1,362,956
Consumer Staples - 11.80%
Altria Group, Inc.	4,500	220,095
Nestle SA - ADR	4,200	303,072
Philip Morris International, Inc.	4,200	336,714
Unilever NV - ADR	6,100	255,224
Unilever PLC - ADR	2,300	98,808
		1,213,913
Energy - 10.62%
Chevron Corp.	2,700	260,469
Halliburton Co.	8,000	344,560
Helmerich & Payne, Inc.	3,000	211,260
SM Energy Co.	6,000	276,720
		1,093,009
Financials - 19.98%
Axis Capital Holdings Ltd.	5,700	304,209
CME Group, Inc.	4,000	372,240
Franklin Resources, Inc.	3,300	161,799
M&T Bank Corp.	3,000	374,790
Outfront Media, Inc.	12,000	302,880
PRA Group, Inc. (a)	4,800	299,088
T. Rowe Price Group, Inc.	3,100	240,963
		2,055,969
Health Care - 12.80%
Abbott Laboratories	6,500	319,020
AbbVie, Inc.	4,800	322,512
Johnson & Johnson	2,900	282,634
Zoetis, Inc.	8,150	392,993
		1,317,159

IMS DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2015

COMMON STOCK - 96.77% (continued)	Shares	Fair Value

Industrials - 13.92%
Copa Holdings SA - Class A	2,400	$198,216
Houston Wire & Cable Co.	19,300	191,456
Lockheed Martin Corp.	1,700	316,030
Parker-Hannifin Corp.	2,200	255,926
United Technologies Corp.	2,600	288,418
Veritiv Corp. (a)	5,000	182,300
		1,432,346
Information Technology - 12.31%
Apple, Inc.	1,400	175,595
CDK Global, Inc.	6,900	372,462
Microsoft Corp.	7,100	313,465
QUALCOMM, Inc.	4,650	291,230
Sabre Corp.	4,800	114,240
		1,266,992
Materials - 2.09%
FMC Corp.	4,100	215,454

TOTAL COMMON STOCK (Cost $9,948,996)		9,957,798

MONEY MARKET SECURITIES - 3.34%
Federated Prime Obligations Fund - Institutional Shares, 0.07% (b)	343,827	343,827

TOTAL MONEY MARKET SECURITIES (Cost $343,827)		343,827

TOTAL INVESTMENTS (Cost $10,292,823) - 100.11%		$10,301,625
LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.11%)		(10,871)
NET ASSETS - 100.00%		$10,290,754

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the yield at June 30, 2015, is subject to change and resets daily.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2015

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Dividend Growth Fund
Assets:
Investments in securities:
At cost	$35,578,415	$25,802,050	$10,292,823
At fair value	$41,568,282	$20,516,790	$10,301,625
Receivables:
Interest	245	238,914	17
Dividends	28,930	71,397	9,365
Fund shares sold	18,163	68,227	-
Investments sold	-	38,877	-
Prepaid expenses	17,504	21,123	7,310
Total assets	41,633,124	20,955,328	10,318,317

Liabilities:
Payables:
Investments purchased	844,158	-	-
Fund shares redeemed	-	13,145	-
Due to advisor	40,606	43,851	5,423
Due to administrator	8,897	4,699	3,018
Accrued expenses	23,784	28,926	19,122
Total liabilities	917,445	90,621	27,563
Net Assets	$40,715,679	$20,864,707	$10,290,754

Net Assets consist of:
Paid-in capital	$36,428,851	$74,073,316	$10,895,640
Accumulated undistributed net investment income (loss)	(82,414)	-	3,082
Accumulated net realized loss on investments	(1,620,625)	(47,923,349)	(616,770)
Net unrealized appreciation (depreciation) on investments	5,989,867	(5,285,260)	8,802
Total Net Assets	$40,715,679	$20,864,707	$10,290,754

Shares outstanding (unlimited number of shares authorized, no par value)	1,757,850	4,609,871	789,953
Net asset value and offering price per share	$23.16	$4.53	$13.03
Minimum redemption price per share (a)	$23.04	$4.51	$12.96

(a)	A redemption fee of 0.50% will be assessed on shares of the Fund that are redeemed within 90 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS
STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2015

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Dividend Growth Fund

Investment income:
Dividends (net of foreign withholding taxes of $234, $9,161 and $3,393)	$614,108	$1,265,013	$252,027
Interest	545	1,821,201	63
Total investment income	614,653	3,086,214	252,090

Expenses:
Investment Advisor fees (a)	473,967	358,008	120,173
Accounting, administration and transfer agent fees and expenses (a)	103,872	70,357	35,841
Registration expenses	24,596	23,415	9,611
Miscellaneous expenses	38,456	33,442	29,022
Audit expenses	15,250	21,250	16,250
Custodian expenses (a)	8,199	12,708	5,476
Trustee expenses	9,999	10,874	9,999
Pricing expenses	4,815	9,328	3,965
Insurance expenses	2,578	2,590	2,590
Legal expenses	-	-	2,941
Printing expenses	-	-	2,732
Interest expense	785	2,869	282
Total expenses	682,517	544,841	238,882
Less: Fees recouped (waived) by Advisor (a)	-	12,089	(52,469)
Net expenses	682,517	556,930	186,413

Net Investment Income (Loss)	(67,864)	2,529,284	65,677

Realized and unrealized gain (loss):
Net realized gain (loss) on investment securities	1,957,469	(5,508,272)	1,091,602
Change in unrealized appreciation (depreciation) on investment securities and foreign currency	1,733,525	(2,244,701)	(704,954)
Net realized and unrealized gain (loss) on investment securities and foreign currency	3,690,994	(7,752,973)	386,648

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,623,130	$(5,223,689)	$452,325

(a)	See Note 4 in the Notes to Financial Statements.

IMS STRATEGIC INCOME FUND
STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2015

Increase (decrease) in cash:
Cash flows from operating activities:
Net Decrease in net assets from operations	$(5,223,689)
Adjustments to reconcile net decrease in net assets from operations to net cash provided from operating activities:
Return of capital dividends received	29,236
Accretion of discount/Amortization of premium, net	(156,283)
Purchase of investment securities	(145,682,690)
Proceeds from disposition of investment securities	154,700,924
Sale of short-term investment securities, net	904,891
Decrease in deposits with brokers for options transactions	48,146
Decrease in dividends and interest receivable	136,095
Decrease in receivables for securities sold	903,042
Increase in prepaid expenses	(10,522)
Decrease in payable for securities purchased	(1,714,582)
Increase in accrued expenses	5,735
Net unrealized depreciation on investment securities and foreign currency	2,244,701
Net realized loss on investment securities	5,508,272
Net cash provided from operating activities	11,693,276

Cash flows from financing activities:
Proceeds from loan	12,154,719
Payments on loan	(12,154,719)
Proceeds from Fund shares sold	2,818,793
Payment on Fund shares redeemed	(14,258,672)
Cash distributions paid	(253,397)

Net cash used in financing activities	(11,693,276)

Net increase in cash	$-

Cash:
Beginning of year	$-
End of year	$-

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $2,497,602, a decrease in receivable for fund shares sold of $35,773 and a decrease in payable for Fund shares redeemed of $12,855.

Interest paid by the Fund for outstanding balances on the line of credit amounted to $2,869.

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2015	June 30, 2014

Increase (Decrease) in Net Assets due to:
Operations:
Net investment loss	$(67,864)	$(192,221)
Net realized gain on investment securities	1,957,469	7,563,621
Change in unrealized appreciation (depreciation) on investment securities	1,733,525	(550,075)
Net increase in net assets resulting from operations	3,623,130	6,821,325

Capital share transactions:
Proceeds from shares purchased	2,803,048	3,256,485
Amount paid for shares redeemed	(5,972,903)	(4,846,257)
Proceeds from redemption fees	40	85
Net decrease in net assets from share transactions	(3,169,815)	(1,589,687)

Total Increase in Net Assets	453,315	5,231,638

Net Assets:
Beginning of year	40,262,364	35,030,726

End of year	$40,715,679	$40,262,364
Accumulated net investment loss included in net assets at end of year	$(82,414)	$(116,946)

Capital Share Transactions
Shares purchased	125,688	166,089
Shares issued in reinvestment of distributions	-	-
Shares redeemed	(276,324)	(245,923)
Net decrease in capital shares	(150,636)	(79,834)

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2015	June 30, 2014

Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$2,529,284	$3,629,439
Net realized gain (loss) on investment securities and foreign currency	(5,508,272)	557,493
Change in unrealized depreciation on investment securities and foreign currency	(2,244,701)	(1,576,872)
Net increase (decrease) in net assets resulting from operations	(5,223,689)	2,610,060

Distributions
From net investment income	(2,125,624)	(3,247,197)
Return of capital	(625,375)	(428,250)
Total distributions	(2,750,999)	(3,675,447)

Capital share transactions:
Proceeds from shares purchased	2,783,020	9,712,152
Reinvestment of distributions	2,497,602	3,335,136
Amount paid for shares redeemed	(14,247,967)	(13,123,886)
Proceeds from redemption fees	2,150	1,855
Net decrease in net assets from share transactions	(8,965,195)	(74,743)

Total Decrease in Net Assets	(16,939,883)	(1,140,130)

Net Assets:
Beginning of year	37,804,590	38,944,720

End of year	$20,864,707	$37,804,590
Accumulated undistributed net investment income (loss) included in net assets at end of year	$-	$-

Capital Share Transactions
Shares purchased	538,510	1,594,465
Shares issued in reinvestment of distributions	480,708	554,149
Shares redeemed	(2,760,334)	(2,174,936)
Net decrease in capital shares	(1,741,116)	(26,322)

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2015	June 30, 2014

Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$65,677	$117,493
Net realized gain on investment securities	1,091,602	699,608
Change in unrealized appreciation (depreciation) on investment securities	(704,954)	342,320
Net increase in net assets resulting from operations	452,325	1,159,421

Distributions
From net investment income	(66,410)	(101,121)
Total distributions	(66,410)	(101,121)

Capital share transactions:
Proceeds from shares purchased	2,335,156	898,365
Reinvestment of distributions	66,190	100,331
Amount paid for shares redeemed	(1,167,031)	(1,387,981)
Proceeds from redemption fees	49	1,766
Net increase (decrease) in net assets from share transactions	1,234,364	(387,519)

Total Increase in Net Assets	1,620,279	670,781

Net Assets:
Beginning of year	8,670,475	7,999,694

End of year	$10,290,754	$8,670,475
Accumulated undistributed net investment income included in net assets at end of year	$2,658	$3,391

Capital Share Transactions
Shares purchased	176,154	77,340
Shares issued in reinvestment of distributions	5,134	8,671
Shares redeemed	(88,322)	(119,180)
Net increase (decrease) in capital shares	92,966	(33,169)

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND
FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012		June 30, 2011

Net Asset Value, Beginning of Year	$21.10	$17.62	$14.99	$17.11		$12.69

Investment Operations:
Net investment income (loss)	(0.04)	(0.10)	0.01	(0.07)	(a)	(0.12)
Net realized and unrealized gain (loss) on investments	2.10	3.58	2.62	(2.05)		4.54
Total from investment operations	2.06	3.48	2.63	(2.12)		4.42

Less Distributions to shareholders:
From net investment income	-	-	-	-		-
Total distributions	-	-	-	-		-

Paid in capital from redemption fees (b)	-	-	-	-		-

Net Asset Value, End of Year	$23.16	$21.10	$17.62	$14.99		$17.11

Total Return (c)	9.76%	19.75%	17.54%	(12.39)%		34.83%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$40,716	$40,262	$35,031	$40,283		$59,509

Ratio of expenses to average net assets:	1.74%	2.05%	2.06%	1.87%		1.85%

Ratio of net investment income (loss) to average net assets:	(0.17)%	(0.50)%	0.12%	(0.46)%		(0.71)%

Portfolio turnover rate	62.98%	110.42%	146.53%	98.21%		126.11%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2015		June 30, 2014		June 30, 2013		June 30, 2012	June 30, 2011

Net Asset Value, Beginning of Year	$5.95		$6.11		$6.08		$6.89	$6.50

Investment Operations:
Net investment income	0.45		0.56		0.59		0.62	0.62
Net realized and unrealized gain (loss) on investments and foreign currency	(1.37)		(0.15)		0.01	(a)	(0.82)	0.38
Total from investment operations	(0.92)		0.41		0.60		(0.20)	1.00

Less Distributions to shareholders:
From net investment income	(0.39)		(0.57)		(0.56)		(0.60)	(0.58)
Tax return of capital	(0.11)		-		(0.01)		(0.01)	(0.03)
Total distributions	(0.50)		(0.57)		(0.57)		(0.61)	(0.61)

Paid in capital from redemption fees (b)	-		-		-		-	-

Net Asset Value, End of Year	$4.53		$5.95		$6.11		$6.08	$6.89

Total Return (c)	(16.13)%		7.00%		10.02%		(2.59)%	15.88%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$20,865		$37,805		$38,945		$34,026	$42,924

Ratio of expenses to average net assets:	1.96	%(f)	1.94%	(e)	1.95%	(d)	2.01%	1.97%
Ratio of expenses to average net assets before recoupment and/or waiver & reimbursement:	1.92	%(f)	2.12%		2.06%		2.01%	1.97%

Ratio of net investment income to average net assets:	8.94	%(f)	9.27%	(e)	9.27%	(d)	9.90%	9.05%
Ratio of net investment income to average net assets before recoupment and/or waiver & reimbursement:	8.90	%(f)	9.08%		9.16%		9.90%	9.05%

Portfolio turnover rate	562.40%		371.35%		389.36%		392.81%	400.03%

(a)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net assets value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	Effective November 1, 2012, the Advisor agreed to waive fees to maintain Fund expenses at 1.89% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses).
(e)	Effective November 1, 2013, the Advisor agreed to waive fees to maintain Fund expenses at 1.95% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses).
(f)	The ratios include 0.01% of interest expense during the year ended June 30, 2015.

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND
FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012		June 30, 2011

Net Asset Value, Beginning of Year	$12.44	$10.96	$9.73	$9.85		$7.93

Investment Operations:
Net investment income	0.09	0.16	0.30	0.25		0.15
Net realized and unrealized gain (loss) on investments	0.59	1.46	1.44	(0.17)		1.90
Total from investment operations	0.68	1.62	1.74	0.08		2.05

Less Distributions to shareholders:
From net investment income	(0.09)	(0.14)	(0.38)	(0.20)		(0.13)
Tax return of capital	-	-	(0.13)	-		-
Total distributions	(0.09)	(0.14)	(0.51)	(0.20)		(0.13)

Paid in capital from redemption fees (a)	-	-	-	-		-

Net Asset Value, End of Year	$13.03	$12.44	$10.96	$9.73		$9.85

Total Return (b)	5.48%	14.88%	18.10%	0.86%		25.91%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$10,291	$8,670	$8,000	$7,881		$8,622

Ratio of expenses to average net assets:	1.95%	1.96%	1.97%	2.09%	(c)	2.66%
Ratio of expenses to average net assets before waiver & reimbursement:	2.50%	2.50%	2.43%	2.25%		2.66%

Ratio of net investment income to average net assets:	0.69%	1.39%	2.85%	2.51%	(c)	1.48%
Ratio of net investment income to average net assets before waiver & reimbursement:	0.14%	0.86%	2.39%	2.35%		1.48%

Portfolio turnover rate	86.92%	240.61%	97.55%	47.08%		161.85%

(a)	Redemption fees resulted in less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(c)	Effective September 1, 2011, the Advisor agreed to waive fees to maintain Fund expenses at 1.95% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses). Prior to that date, the Fund did not have an expense cap.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015

NOTE 1. ORGANIZATION

The IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund (the “Value Fund”), IMS Strategic Income Fund (the “Income Fund”) and IMS Dividend Growth Fund (the “Dividend Growth Fund”), were each organized as a diversified series of 360 Funds (the “Trust”) on June 20, 2014. The Trust was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The investment objective of the Value Fund is to provide long-term growth from capital appreciation and secondarily, income from dividends. The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation. The investment objective of the Dividend Growth Fund is to provide long-term growth from capital appreciation and dividends. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

Effective as of the close of business on June 20, 2014, pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), the 360 Fund's Value Fund, Income Fund and Dividend Growth Fund (the "New Funds") received all the assets and liabilities of the Unified Series Trust's (the "Former Trust") IMS Capital Value Fund (the "Predecessor Value Fund "), IMS Strategic Income Fund (the Predecessor Income Fund") and IMS Dividend Growth Fund (the "Predecessor Dividend Growth Fund") (together, the "Predecessor Funds"), respectively. The shareholders of the Predecessor Funds received shares of the New Funds with aggregate net asset values equal to the aggregate net asset values of their shares in the Predecessor Funds immediately prior to the Reorganization. The Predecessor Funds' investment objectives, policies and limitations were substantially identical to those of the New Funds, which had no operations prior to the Reorganization. For financial reporting purposes, the Predecessor Funds' operating history prior to the Reorganization is reflected in the financial statements and financial highlights. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the New Funds reflected the historical basis of the assets of the Predecessor Funds as of the date of the Reorganization. The Reorganization is also considered tax-free based on accounting principles generally accepted in the United States of America ("GAAP").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Reverse Convertible Bonds – The Funds may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year or less) that are linked to individual equity securities. These notes make regular interest payments by the issuer, but also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Structured notes, such as reverse convertible notes, are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/ or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the year ended June 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended June 30, 2015, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2012.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Each Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid bonds or those bonds fair valued by the Advisor, if the Advisor’s research indicates a high recovery rate in restructuring, and the Fund expects to hold the bond until the issue is restructured, past due interest may not be written off in its entirety. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Purchasing Options – Each Fund may purchase and sell put and call options involving individual securities and market indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. Options are traded on organized exchanges and in the over-the-counter market.

The purchase of options involves certain risks. The purchase of options typically will limit a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly.

Writing Options – Each Fund may write (sell) covered call options on common stocks in the Fund’s portfolio. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. A Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. The Funds will only engage in exchange-traded options transactions.

The investment objective of the Income Fund and Dividend Growth Fund as it relates to derivative investments is to use such investments in an effort to manage risk and/or generate returns.

Each Fund may write (sell) put options, including “out of the money” put options. When a Fund writes (sells) put options, the Fund receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund’s costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. Each Fund will sell a put option only if the obligation taken on by the sale of the put is “covered,” either 1) by maintaining a cash reserve or an investment in a money market fund equal to the amount necessary to purchase the underlying security if exercised, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to cash equal to the difference between the strike price of the sold put and the strike price of the purchased put.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES  – continued

Dividends and Distributions – The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Dividend Growth Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. For the year ended June 30, 2015 the Funds made the following reclassifications to increase (decrease) the components of net assets.

Fund	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments
Value Fund	$(102,396)	$102,396	$-
Income Fund	(164,540)	(403,660)	568,200
Dividend Growth Fund		424	(424)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Accounting principles generally accepted in the United States of America ("GAAP") establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, real estate investment trusts, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, municipal bonds, reverse convertible bonds, and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities. See the chart on page 37 for more information on the inputs used by the Advisor in determining fair value of such level 3 securities. The Advisor has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, and yields on similar securities in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired) are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in default or otherwise cease to have market quotations readily available.

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures on June 24, 2014, which established a Valuation Committee to work with the Advisor and report to the Board on securities being fair valued or manually priced. The Lead Chairman and Trustee for the 360 Funds, along with the Fund Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Advisor in pricing fair valued securities, and consideration of any unresolved valuation issue or a request to change the methodology for manually pricing a security. In turn, the Lead Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

The following is a summary of the inputs used to value the Value Fund’s investments as of June 30, 2015:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$37,272,301	$–	$–	$37,272,301
Money Market Securities	4,295,981	–	–	4,295,981
Total	$41,568,282	$–	$–	$41,568,282

*	Refer to the Schedule of Investments for industry classifications.

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund did not hold any derivative instruments during the reporting period. During the year ended June 30, 2015, there were no transfers between levels. The Value Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Income Fund’s investments as of June 30, 2015:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$7,692,779	$–	$–	$7,692,779
Corporate Bonds	–	3,497,910	2,501,346	5,999,256
Foreign Bonds	–	1,207,748	–	1,207,748
Structured Notes	–	5,303,906	–	5,303,906
Money Market Securities	313,101	–	–	313,101
Total	$8,005,880	$10,009,564	$2,501,346	$20,516,790

*	Refer to the Schedule of Investments for industry classifications.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2014	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2015
Corporate Bonds	$ 3,435,702	$ 27,190	$ 1,964	$ (100,351)	$ –	$ (863,159)	$ –	$ –	$ 2,501,346
Total	$ 3,435,702	$ 27,190	$ 1,964	$ (100,351)	$ –	$ (863,159)	$ –	$ –	$ 2,501,346

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of June 30, 2015:

Quantitative information about Level 3 fair value measurements
	Fair value at 06/30/2015	Valuation technique(s)	Unobservable input	Range (Weighted Average)
Corporate bonds	$ 2,176,322	Market based	Dealer quote or historical prices	80-99.5 (92.2) (1)
	325,024	Asset based	Estimated value of issuer's underlying assets (2)

(1)	A significant decrease in the input in isolation would result in a significantly lower fair valuation measurement.
(2)	A significant increase in this input in isolation would result in a significantly higher fair value measurement.

The valuation technique for Performance Drilling Co. LLC, 6.000%, 09/30/2022 was changed from a discounted cash flow technique to a market based technique. This change was made as a result of a restructuring of the security and available market quotes. The valuation technique for Thornton Drilling Co., 5.000%, 06/15/2018 was changed from a market based technique to an asset based technique. This change was made pursuant to the fair valuation committee's determination to use an asset based technique due to insufficient market information being available to determine a fair value.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at June 30, 2015 was $(82,843) as shown below.

Total Change in Unrealized Appreciation (Depreciation)
Corporate Bonds	$(82,843)
Total	$(82,843)

The Income Fund did not hold any derivative instruments during the year ended June 30, 2015. During the year ended June 30, 2015, there were no transfers between levels. See reconciliation of investments for Level 3 securities in chart on previous page. The Income Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

The following is a summary of the inputs used to value the Dividend Growth Fund’s investments as of June 30, 2015:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$9,957,798	$–	$–	$9,957,798
Money Market Securities	343,827	–	–	343,827
Total	$10,301,625	$–	$–	$10,301,625

*	Refer to the Schedule of Investments for industry classifications.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Dividend Growth Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the year ended June 30, 2015, there were no transfers between levels. The Dividend Growth Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor serves as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust. Pursuant to the Advisory Agreement, the Advisor manages the operations of the Funds and manages the Funds’ investments in accordance with the stated policies of the Funds, subject to approval of the Board of Trustees.

In addition, effective June 20, 2014 for the Income Fund and Dividend Growth Fund, and, effective October 31, 2014 for the Value Fund, the Advisor and the Funds have entered into an Expense Limitation Agreement under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, shareholder servicing fees, extraordinary expenses, and, dividend and interest expenses in connection with securities sold short) to not more than 1.95% of the Funds’ average daily net assets through October 31, 2015, subject to the Advisor’s right to recoup payments on a rolling three-year basis, so long as the payments would not exceed the 1.95% expense cap.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2015

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (continued)

Under the terms of the Advisory Agreement, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly. Please see the chart below for information regarding the management fee rates, management fees earned, fee waivers and recoupments, and expenses reimbursed during the year ended June 30, 2015, as well as amounts due to the Advisor at June 30, 2015.

	Value Fund	Income Fund	Dividend Growth Fund
Management fee under Advisory Agreement (as a percentage of average net assets)	1.21%	1.26%	1.26%
Expense limitation (as a percentage of average net assets)	1.95%	1.95%	1.95%
Management fees earned	$473,967	$358,008	$120,173
Fees recouped (waived) and (expenses reimbursed)	$–	$12,089	$(52,469)
Payable to Advisor	$40,606	$43,851	$5,423

Each waiver or reimbursement by the Advisor is subject to repayment by the Funds within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Funds are able to make the repayment without exceeding the expense limitations in effect at the time the expenses were waived or currently in effect, whichever is lower as described above. The amounts subject to repayment by the Income Fund and Dividend Growth Fund, pursuant to the aforementioned conditions, at June are as follows:

Fund	Amount	Expires June 30,
Income Fund	$29,135	2016
Income Fund	$73,509	2017
Dividend Growth Fund	$38,289	2016
Dividend Growth Fund	$45,290	2017
Dividend Growth Fund	$52,469	2018

There are no amounts subject to repayment by the Capital Value Fund.

The Trust has entered into an Investment Company Services Agreement (the “Services Agreement”) with M3Sixty Administration, LLC (“M3Sixty”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Funds’ portfolio securities; (d) pricing the Funds’ shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Funds’ legal compliance; (j) maintaining shareholder account records.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2015

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

For the year ended June 30, 2015, the Funds accrued servicing fees, including out of pocket expenses, as follows:

Fund	Service Fees
Value Fund	$103,872
Income Fund	70,357
Dividend Growth Fund	35,841

Certain officers and a Trustee of the Trust are also employees of M3Sixty.

Foreside Distribution Services, LP (“Foreside”) acted as the principal distributor of the Funds through March 14, 2015. Effective March 15, 2015, Matrix Capital Group, Inc. (the "Distributor") became the principal distributor of the Funds. There were no payments made to Foreside or the Distributor by the Funds for the year ended June 30, 2015.

The Distributor is not affiliated with the Adviser. The Distributor is an affiliate of M3Sixty.

NOTE 5. LINE OF CREDIT

During the year ended June 30, 2015, the IMS Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit secured by the Funds’ investments. Borrowings under this agreement bear interest at LIBOR plus 1.500%. Maximum borrowings for each Fund are lesser of $1,500,000 or 5.000% of the Fund’s daily market value.  Effective June 15, 2015, the maximum borrowings for each Fund were amended to the lesser of $1,500,000 or 10.000% of the Fund's daily market value. The current agreement expires on June 13, 2016.

	Value Fund	Income Fund	Dividend Growth Fund
Total available bank line of credit as of June 30, 2015	$1,500,000	$1,500,000	$1,030,163
Average borrowings for the year	$22,071	$127,251	$2,312
Average interest rate for the year	1.666%	1.666%	1.666%
Highest balance drawn during the year	$443,000	$1,420,000	$399,000
Interest rate at June 30, 2015	1.685%	1.685%	1.685%

There were no outstanding borrowings for the Funds at June 30, 2015.

NOTE 6. INVESTMENTS

For the year ended June 30, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Purchases
U.S. Government Obligations	$–	$–	$–
Other	23,911,050	141,267,690	9,237,272
Sales
U.S. Government Obligations	$–	$–	$–
Other	30,280,625	146,091,768	8,135,304

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2015

NOTE 6. INVESTMENTS (continued)

As of June 30, 2015, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Gross Appreciation	$7,935,760	$100,470	$584,465
Gross (Depreciation)	(1,945,893)	(5,385,730)	(575,663)
Net Appreciation (Depreciation) on Investments	$5,989,867	$(5,285,260)	$8,802
Tax Cost	$35,578,415	$25,802,050	$10,292,823

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2015, National Financial Securities Corp. (“National Financial”) held, for the benefit of its customers, 40.88% of the Value Fund and 28.92% of the Dividend Growth Fund. As a result, National Financial may be deemed to control the Value Fund and Dividend Growth Fund. As of June 30, 2015, TD Ameritrade, Inc. (“Ameritrade”) held, for the benefit of its customers, 53.75% of the Dividend Growth Fund and 40.22% of the Income Fund. As a result, Ameritrade may be deemed to control the Dividend Growth Fund and Income Fund.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. For the year ended June 30, 2015, the Value Fund did not pay a distribution.

The tax characterization of distributions for the fiscal year ended June 30, 2015 and for the fiscal year ended June 30, 2014 was as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2014
Ordinary Income	$–	$–
Total Distributions paid	$–	$–

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2015

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS – continued

Income Fund. For the year ended June 30, 2015, the Income Fund paid monthly distributions totaling $0.500 per share.

The tax characterization of distributions for the fiscal year ended June 30, 2015 and for the fiscal year ended June 30, 2014 was as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2014
Ordinary Income	$2,125,624	$3,247,197
Return of Capital	625,375	428,250
Total Distributions paid	$2,750,999	$3,675,447

Dividend Growth Fund. For the year ended June 30, 2015, the Dividend Growth Fund paid distributions totaling $0.090 per share.

The tax characterization of distributions for the fiscal year ended June 30, 2015 and for the fiscal year ended June 30, 2014 was as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2014
Ordinary Income	$66,410	$101,121
Total Distributions paid	$66,410	$101,121

The Funds’ tax basis distributable earnings are determined only at the end of each fiscal year. As of June 30, 2015, the Funds’ most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Undistributed ordinary income	$–	$–	$3,082
Accumulated capital and other losses	(1,620,625)	(47,923,349)	(616,770)
Net unrealized appreciation (depreciation)	5,989,867	(5,285,260)	8,802
Other accumulated losses	(82,414)	–	–
	$4,286,828	$(53,208,609)	$(604,886)

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2015

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS – continued

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For disclosure purposes, these deferrals are included in “accumulated capital and other losses” above.

As of June 30, 2015, accumulated capital and other losses noted above consist of:

	Capital Loss Carryforwards	Post-October Capital Losses	Late Year Ordinary Losses
Value Fund	$1,620,625	$–	$82,414
Income Fund	43,461,410	4,461,939	–
Dividend Growth Fund	616,770	–	–

NOTE 10. CAPITAL LOSS CARRYFORWARDS

At June 30, 2015, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:
	Value Fund	Income Fund	Dividend Growth Fund
No expiration – short term	$–	$3,626,890	$–
No expiration – long term	–	4,321,953	–
Expires on June 30, 2016	–	1,678,970	–
Expires on June 30, 2017	–	7,045,965	–
Expires on June 30, 2018	1,620,625	24,109,306	616,770
Expires on June 30, 2019	–	2,678,326	–
	$1,620,625	$43,461,410	$616,770

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Non-expiring carryforwards must be utilized prior to the utilization of carryforwards with expiration dates. During the year ended June 30, 2015, the Value Fund, Income Fund and Dividend Growth Fund utilized capital loss carryforwards of $1,957,469, $0 and $1,091,602, respectively.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2015

NOTE 11. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor or pursuant to the Fund’s fair value policy, subject to oversight by the Board of Trustees. The Income Fund has acquired securities, the sale of which is restricted under Rule 144A or Regulation S of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At June 30, 2015, the aggregate value of such securities amounted to $2,432,131 and the value amounts to 11.66% of the net assets of the Income Fund.

	Acquisition Date	Shares or Principal Amount	Amortized Cost	Fair Value
Bridgemill Finance, LLC, 8.000%, 07/15/2017	7/12/2007	$929,400	$929,400	$924,753
Cash Store Financial Services, Inc. 11.500%, 01/31/2017	5/21/2012(a)	1,289,000	1,169,210	197,359
Newland International Properties Corp., 9.500%, 07/03/2017, 144A	6/3/2011	632,850	564,460	264,215
Newland International Properties Corp., 9.500%, 07/03/2017, Reg S	6/3/2011	385,990	344,277	161,151
Oceanografia SA de CV, 11.250%, 07/15/2015	12/6/2012(b)	1,150,000	1,018,414	23,000
Panama Canal Railway Co., 7.000%, 11/01/2026	2/27/2013	567,700	549,988	562,023
Plaza of Orlando Condominium Finance Co. LLC, 5.500%, 05/15/2031	8/30/2006(c)	361,000	329,477	299,630
			$4,905,226	$2,432,131

(a)	Purchased on various dates beginning 05/21/2012.
(b)	Purchased on various dates beginning 12/06/2012.
(c)	Purchased on various dates beginning 08/30/2006.

NOTE 12. SUBSEQUENT EVENTS

On July 15, 2015, the Income Fund declared a dividend of $137,819, which was payable on July 15, 2015.  On August 17, 2015, the Income Fund declared a dividend of $83,356, which was payable on August 17, 2015.

Management has evaluated subsequent events through the issuance of the financial statements and has noted no other such events that would require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of IMS Family of Funds and
Board of Trustees of 360 Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IMS Family of Funds comprising IMS Capital Value Fund, IMS Strategic Income Fund, and IMS Dividend Growth Fund (the “Funds”), each a series of the 360 Funds, as of June 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting IMS Family of Funds as of June 30, 2015, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
August 31, 2015

TRUSTEES AND OFFICERS – (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds. This section provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively.

Trustees and Officers. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Art Falk 4520 Main Street Suite 1425 Kansas City, Missouri 64111 DOB : 4/24/1937	Trustee and Independent Chairman	Since June 2011	Mr. Falk has retired from Murray Hill Financial Marketing, a financial marketing consulting firm. He was President of the Company from 1990 to 2012.	Fourteen	None
Thomas Krausz 4520 Main Street Suite 1425 Kansas City, Missouri 64111 DOB : 5/15/1944	Trustee	Since June 2011
Mr. Krausz has been an independent management consultant to private enterprises since 2007. From 2005 to 2007 he was the Chief Technology Officer for IDT Ventures, a venture capital and business development firm. Prior to 2005, he was President of Mentorcom Services, Inc., a consulting and services company focusing on networking and web development.
				Fourteen	None
Tom M. Wirtshafter 4520 Main Street Suite 1425 Kansas City, Missouri 64111 DOB : 6/8/1954	Trustee	Since June 2011
Mr. Wirtshafter has been the President of each of American Portfolios Financial Services, a broker-dealer, and American Portfolios Advisors, an investment adviser, since 2009. From 2005 to 2008 Mr. Wirtshafter was a business consultant. Prior to 2005 he served in executive and consulting roles for various companies in the financial services industry.
				Fourteen	None

TRUSTEES AND OFFICERS – (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees (continued)
Gary DiCenzo 4520 Main Street Suite 1425 Kansas City, Missouri 64111 DOB : 10/27/1962	Trustee	Since September 2014
Gary DiCenzo is President and CEO of IMC Group, LLC. IMC Group provides strategic planning and consulting for asset managers firms. Prior to IMC Group, he was a board director for Scout Investment Advisors, CEO of Scout Distributors & president of Scout Family of Funds (2003-2010). Prior to Scout, he was Vice President at Driehaus Capital Management (1999-2003).
				Fourteen	N/A
Interested Trustee*
Randall K. Linscott 4520 Main Street Suite 1425 Kansas City, Missouri 64111 DOB: 2/25/1971	President	Since July 2013
Mr. Linscott has been the Chief Operating Officer for M3Sixty Administration LLC since 2011. Prior to 2011, Mr. Linscott served as a Division Vice President at Boston Financial Data Services from 2005 until 2011.
				Fourteen	N/A
Officers
Robert S. Driessen 4520 Main Street Suite 1425 Kansas City, Missouri 64111 DOB: 10/12/1947	Chief Compliance Officer and Secretary	Since July 2013
Chief Compliance Officer (since 2013) of Matrix 360 Administration, LLC (administrator and transfer agent to the Funds); Chief Compliance Officer and Secretary (since 2013) of 360 Funds Trust; formerly Senior Vice President and Chief Compliance Officer (2009 to 2012) for Aquila Distributors, Inc., and formerly Vice President and Chief Compliance Officer (2009 to 2012) of Aquila Investment Management LLC, the advisory affiliate of Aquila Distributors, Inc.
				N/A	N/A
Brandon Byrd 4520 Main Street Suite 1425 Kansas City, Missouri 64111 DOB: 1/20/1981	Assistant Secretary	Since July 2013
Mr. Byrd has been the Director of Operations at M3Sixty Administration LLC since 2012. Prior to 2012, Mr. Byrd served as a Division Manager – Client Service Officer for Boston Financial Data Services from 2010 until 2012, and as a Group Manager for Boston Financial Data Services from 2007 until 2010.
				N/A	N/A
Larry Beaver 4520 Main Street Suite 1425 Kansas City, Missouri 64111 DOB: 5/28/1969	Treasurer	Since March 2007	Mr. Beaver has been the Director of Fund Accounting & Administration for Matrix 360 Administration, LLC since February 2005.	N/A	N/A

TRUSTEES AND OFFICERS – (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers (continued)
Ted Akins 4520 Main Street Suite 1425 Kansas City, Missouri 64111 DOB: 5/28/1974	Assistant Treasurer	Since June 2014
Mr. Akins leads the M3Sixty transfer agency operations team. He brings 13 years of experience from Boston Financial Data Services where he led client services for the REITS team, Institutional team, PIMCO and RS Investments.
				Fourteen	N/A
Jeremiah Hierseman 4520 Main Street Suite 1425 Kansas City, Missouri 64111 DOB: 11/13/1975	Assistant Treasurer	Since September 2014
Mr. Hierseman has been a member of the Fund Accounting Team at Matrix 360 Administration, LLC since September 2014. Mr. Hierseman was a Fund Manager at State Street Bank – Insurance Services Division from 2003 to 2014.
				Fourteen	N/A

*	The Interested Trustee is an Interested Trustee because he is an officer and employee of the Administrator.

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix Capital Group and M3Sixty Administration LLC. Each Trustee who is not an “interested person” receives a fee of $1,000 each year plus $125 per Board or committee meeting. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee[1]	Aggregate Compensation From the IMS Family of Funds[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the IMS Family of Funds Paid to Trustees[2]
Independent Directors
Art Falk	$ 6,875	None	None	$ 6,875
Thomas Krausz	$ 5,625	None	None	$ 5,625
Tom M. Wirtshafter	$ 5,625	None	None	$ 5,625
Gary DiCenzo	$ 4,500	None	None	$ 4,500
Officers
Randall K. Linscott	None	Not Applicable	Not Applicable	None
Robert S. Driessen	None	Not Applicable	Not Applicable	None
Brandon Byrd	None	Not Applicable	Not Applicable	None
Larry Beaver	None	Not Applicable	Not Applicable	None

[1]	Each of the Trustees serves as a Trustee to three (3) IMS Family of Funds of the Trust. The Trust currently offers fourteen (14) series of shares.
[2]	Figures are for the year ended June 30, 2015.

OTHER INFORMATION (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 934-5550 to request a copy of the SAI or to make shareholder inquiries.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 934-5550; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (800) 934-5550; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Funds are required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. For the fiscal year ended June 30, 2015, certain distributions paid by the Funds may be subject to a maximum tax rate of 20%. The Income Fund and Dividend Growth Fund intend to designate up to a maximum amount of $2,750,999 and $66,410, respectively, as taxed at a maximum rate of 20%. There were no distributions paid by the Value Fund.

Tax information is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2015 to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their own tax advisors.

360 FUNDS
4520 Main Street
Suite 1425
Kansas City, MO 64111

INVESTMENT ADVISER
IMS Capital Management, Inc.
8995 S.E. Otty Road,
Portland, OR 97086

ADMINISTRATOR & TRANSFER AGENT
M3Sixty Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

DISTRIBUTOR
Matrix Capital Group, Inc.
419 Lafayette Street
New York, NY 10003

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
 Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Graydon Head & Ritchey LLP
15 West Center Street
Lawrenceburg, IN 47025

CUSTODIAN BANK
Huntington National Bank
41 South Street
 Columbus, OH 43125

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

ITEM 2.	CODE OF ETHICS.

(a)
The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $42,500 and $42,500 with respect to the registrant’s fiscal years ended June 30, 2015 and June 30, 2014, respectively.

(b)
Audit-Related Fees. There were no fees billed during the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)
Tax Fees. The aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $8,000 and $8,000 with respect to the registrant’s fiscal years ended June 30, 2015 and June 30, 2014, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees. The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $2,250 for the fiscal year ended June 30, 2015 and $0 for the fiscal year ended June 30, 2014 for the IMS Family of Funds, and were for the auditor's consent on the registration statement.

(e)(1)
The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

(f)
Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time permanent employees was zero percent (0%).

(g)
All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the last two fiscal years ended June 30, 2014 and June 30, 2013 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
President,
Date: September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Randy Linscott	/s/ Randy Linscott
President
Date: September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Treasurer
Date: September 4, 2015